Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2020 FIRST QUARTER RESULTS

FISCAL Q1 2020 HIGHLIGHTS

•	Net sales of $823.6 million, a 1.0% YoY decrease
•	Operating income of $90.3 million, or $92.9 million excluding severance and separation costs of $2.6 million*
•	Operating margin of 11.0%, or 11.3% excluding severance and separation, both 30 basis points above the midpoint of the guidance ranges*
•	Diluted EPS of $1.18, or $1.21 excluding severance and separation, both at the high-end of the guidance ranges*

MELVILLE, NY and DAVIDSON, NC, JANUARY 8, 2020 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company", a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2020 first quarter ended November 30, 2019.

Financial Highlights[1]	FY20 Q1		FY19 Q1		Change
Net Sales	$823.6		$831.6		-1.0%
Operating Income	90.3		103.0		-12.3%
% of Net Sales	11.0%		12.4%
Net Income attributable to MSC Industrial	65.4		74.2		-11.9%
Diluted EPS	$1.18	.[2]	$1.33	.[3]	-11.3%

1In millions except per share data or as otherwise noted. 2Based on 55.4 million diluted shares outstanding for FY20 Q1. 3Based on 55.8 million diluted shares outstanding for FY19 Q1.

Erik Gershwind, president and chief executive officer, said, “Our fiscal first quarter results, including sales that exceeded the midpoint of our guidance and gross margin at the high end of our expectations, reflect solid execution in a weak demand environment. Softness in industrial demand was broad-based and we continued to see customers and suppliers eliminate shifts and, in some pockets, announce layoffs and restructurings.”

Rustom Jilla, executive vice president and chief financial officer, added, “Our operating expense discipline continued in our first fiscal quarter, with our restructuring actions delivering the anticipated savings. Combining this with our sales and gross margin performance resulted in our operating margin on an adjusted basis coming in 30 basis points above our guidance midpoint. We also delivered solid free cash flow* of $72 million in the quarter. Finally, consistent with our balanced capital allocation philosophy, and as announced last month, the Board of Directors declared a special dividend of $5.00 per share in addition to our regular quarterly dividend of $0.75 per share.”

Gershwind added, “With respect to our fiscal second quarter, we attribute much of December’s weakness to holiday timing, shutdown schedules, and end of year purchasing decisions by our customers. As it is too early to conclude if underlying trends have worsened, our forecast assumes that January and February follow the typical lift in average daily sales from November. In terms of pricing, we anticipate taking a mid-year price increase towards the end of the quarter as we have seen some continued supplier list price movement.”

Gershwind concluded, “Against this backdrop, our journey to reposition MSC from a spot buy-only supplier to a mission critical partner to manufacturers continues. We are completing the sales effectiveness refinements to position our business to capture market share, including ramping up growth investments in areas that are delivering early returns. We are implementing the new supplier programs, which will continue to close the gross margin gap when combined with an improving purchase cost trend and mid-year price action. Finally, we are streamlining our cost structure and transforming our operating model to be leaner. These actions represent the beginning, not the end, of our journey to fulfill our mission to be the best industrial distributor in the world.”

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

Outlook

The Company expects net sales for the second quarter of fiscal 2020 to be between $781 million and $798 million. At the midpoint, average daily sales are expected to decrease roughly 2.5% compared to last year’s second quarter. The Company expects diluted earnings per share for the second quarter of fiscal 2020 to be between $0.97 and $1.03.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2020 first quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until January 15, 2020.

The Company’s reporting date for fiscal 2020 second quarter results is scheduled for April 8, 2020.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.7 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of approximately 6,700 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; retention of key personnel; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; retention of qualified sales and customer service personnel and metalworking specialists; risk of loss of key suppliers, key brands or supply chain disruptions; changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; interest rate uncertainty due to LIBOR reform; failure to comply with applicable environmental, health and safety laws and regulations; goodwill and intangible assets recorded as a result of our acquisitions could be impaired; risks associated with the volatility of our common stock; and our principal shareholders exercise significant control over us. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	November 30,	August 31,
	2019	2019
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$27,778	$32,286
Accounts receivable, net of allowance for doubtful accounts	536,878	541,091
Inventories	539,433	559,136
Prepaid expenses and other current assets	66,731	67,099
Total current assets	1,170,820	1,199,612
Property, plant and equipment, net	312,317	310,854
Goodwill	677,325	677,266
Identifiable intangibles, net	113,740	116,668
Operating lease assets	59,385	—
Other assets	6,178	6,837
Total assets	$2,339,765	$2,311,237

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt including obligations under finance leases	$138,877	$175,453
Current portion of operating lease liabilities	21,039	—
Accounts payable	142,733	160,110
Accrued liabilities and other current liabilities	101,179	111,353
Total current liabilities	403,828	446,916
Long-term debt including obligations under finance leases	267,583	266,431
Noncurrent operating lease liabilities	37,977	—
Deferred income taxes and tax uncertainties	114,011	114,011
Total liabilities	823,399	827,358
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	46	46
Class B common stock	10	10
Additional paid-in capital	668,668	659,226
Retained earnings	970,139	946,651
Accumulated other comprehensive loss	(21,310)	(22,776)
Class A treasury stock, at cost	(106,690)	(104,607)
Total MSC Industrial shareholders’ equity	1,510,863	1,478,550
Noncontrolling interest	$5,503	$5,329
Total shareholders’ equity	1,516,366	1,483,879
Total liabilities and shareholders’ equity	$2,339,765	$2,311,237

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended
	November 30,	December 1,
	2019	2018
Net sales	$823,601	$831,597
Cost of goods sold	476,405	473,612
Gross profit	347,196	357,985
Operating expenses	256,898	254,985
Income from operations	90,298	103,000
Other income (expense):
Interest expense	(3,171)	(4,056)
Interest income	10	162
Other income, net	121	2
Total other expense	(3,040)	(3,892)
Income before provision for income taxes	87,258	99,108
Provision for income taxes	21,806	24,876
Net income	65,452	74,232
Less: Net income attributable to noncontrolling interest	34	—
Net income attributable to MSC Industrial	$65,418	$74,232
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.18	$1.34
Diluted	$1.18	$1.33
Weighted average shares used in computing net income per common share:
Basic	55,275	55,502
Diluted	55,444	55,831

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 30,	December 1,
	2019	2018
Net income, as reported	$65,452	$74,232
Other comprehensive income, net of tax:
Foreign currency translation adjustments	1,606	(1,341)
Comprehensive income	67,058	72,891
Comprehensive income attributable to noncontrolling interest:
Net income	(34)	—
Foreign currency translation adjustments	(140)	—
Comprehensive income attributable to MSC Industrial	$66,884	$72,891

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 30,	December 1,
	2019	2018
Cash Flows from Operating Activities:
Net income	$65,452	$74,232
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,025	15,846
Non-cash operating lease cost	5,544	—
Stock-based compensation	4,161	4,174
Loss on disposal of property, plant, and equipment	140	141
Provision for doubtful accounts	2,526	2,814
Changes in operating assets and liabilities:
Accounts receivable	2,565	(10,630)
Inventories	20,627	(9,803)
Prepaid expenses and other current assets	(182)	(2,044)
Operating lease liabilities	(5,425)	—
Other assets	669	753
Accounts payable and accrued liabilities	(27,990)	1,383
Total adjustments	19,660	2,634
Net cash provided by operating activities	85,112	76,866
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(12,689)	(10,053)
Net cash used in investing activities	(12,689)	(10,053)
Cash Flows from Financing Activities:
Repurchases of common stock	(3,009)	(63,527)
Payments of cash dividends	(41,536)	(34,858)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	1,031	954
Proceeds from exercise of Class A common stock options	4,533	9,329
Borrowings under the revolving credit facilities	69,000	245,000
Payments under the revolving credit facilities	(107,000)	(259,000)
Other, net	(180)	753
Net cash used in financing activities	(77,161)	(101,349)
Effect of foreign exchange rate changes on cash and cash equivalents	230	(66)
Net decrease in cash and cash equivalents	(4,508)	(34,602)
Cash and cash equivalents – beginning of year	32,286	46,217
Cash and cash equivalents – end of year	$27,778	$11,615
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$1,790	$1,761
Cash paid for interest	$895	$1,685

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

Non-GAAP Financial Measures

•	Free Cash Flow (“FCF”)

Our measure of “FCF” meets the definition of a non-GAAP financial measure. FCF is used in addition to and in conjunction with results presented in accordance with Generally Accepted Accounting Principles (“GAAP”) and FCF should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure. FCF, which we reconcile to “Net cash provided by operating activities,” is cash flow from operations reduced by “Expenditures for property, plant and equipment”. We believe that FCF, although similar to cash flow from operations, is a useful additional measure since capital expenditures are a necessary component of ongoing operations. Management also views FCF, as a measure of the Company’s ability to reduce debt, add to cash balances, pay dividends, and repurchase stock. FCF has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, FCF does not incorporate payments made on finance lease obligations or required debt service payments. In addition, different companies define FCF differently. Therefore, we believe it is important to view FCF as a complement to our entire consolidated statements of cash flows. A reconciliation of cash provided by operating activities to FCF for the thirteen-week periods ended November 30, 2019 and December 1, 2018, respectively is shown below.

•	Results excluding Severance and Separation Costs

To supplement MSC’s unaudited selected financial data presented consistent with GAAP, the Company discloses certain non-GAAP financial measures, including Non-GAAP operating expenses, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude severance and separation costs.

These non-GAAP measures are not in accordance with or an alternative for GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude severance and separation costs and the related tax effects, to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended November 30, 2019 and December 1, 2018
(dollars in thousands)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net cash provided by operating activities		Expenditures for property, plant and equipment		Free cash flow
Thirteen Weeks Ended		Thirteen Weeks Ended		Thirteen Weeks Ended
November 30, 2019	December 1, 2018	November 30, 2019	December 1, 2018	November 30, 2019	December 1, 2018
$85,112	$76,866	$(12,689)	(10,053)	$72,423	$66,813

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2020 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended November 30, 2019
(dollars in thousands, except per share data)

	GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
	Total MSC	Severance and Separation Costs	MSC excluding Severance and Separation Costs
	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
	November 30, 2019	November 30, 2019	November 30, 2019
Net Sales	$823,601	$-	$823,601
ADS Growth %	-1.0%	-	-1.0%

Cost of Goods Sold	476,405	-	476,405

Gross Profit	347,196	-	347,196
Gross Margin	42.2%	-	42.2%

Operating Expense	256,898	2,571	254,327
Operating Exp as % of Sales	31.2%	0.3%	30.9%

Income from Operations	90,298	(2,571)	92,869
Operating Margin	11.0%	-0.3%	11.3%

Total Other Expense	(3,040)	-	(3,040)

Income before provision for income taxes	87,258	(2,571)	89,829

Provision for income taxes	21,806	(643)	22,449
Net income	65,452	(1,928)	67,380
Net income attributable to noncontrolling interest	34	-	34
Net income attributable to MSC Industrial	$65,418	$(1,928)	$67,346

Net income per common share:
Diluted	$1.18	$(0.03)	$1.21